Supplement to Prospectus Dated May 3, 1999 and Revised Effective August 27, 1999
                       Supplement dated February 29, 2000

This Supplement should be retained with the current Prospectus for your variable life insurance policy issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

AST Janus Overseas Growth Portfolio/Sub-account

Effective March 1, 2000, the AST Janus Overseas Growth portfolio will no longer be offered as a Sub-account under the Policy, except as noted below. Existing policies with Account Value allocated to the AST Janus Overseas Growth Sub-account as of February 29, 2000 may continue to allocate Account Value and make transfers into the AST Janus Overseas Growth Sub-account, including any dollar cost averaging, asset allocation and rebalancing programs. Policies issued on or after March 1, 2000 will not be allowed to allocate Account Value to the AST Janus Overseas Growth Sub-account unless the policy application was postmarked on or before February 29, 2000 and included instructions to allocate Account Value to the AST Janus Overseas Growth Sub-account.

The AST Janus Overseas Growth Sub-account may be offered to new Policy Owners at some future date; however, at the present time, American Skandia has no intention to do so.

ASTr/FPVLI-SUPP. (02/29/2000)                                   VLI (02/29/2000)